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                                                                     EX 99G1(ii)

                  JPMORGAN CHASE BANK GLOBAL CUSTODY AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

         THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Global Custody Agreement, dated May 1, 1996 as amended on July 1, 2001 ("Agreement"), between those registered investment companies to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Delaware Group Adviser Funds                 Delaware Group Foundation Funds
Delaware Diversified Income Fund             Delaware Balanced Allocation
Delaware U.S. Growth Fund                    Portfolio
                                             Delaware Growth Allocation
Delaware Group Cash Reserve                  Portfolio
Delaware Cash Reserve Fund                   Delaware Income Allocation
                                             Portfolio
Delaware Group Equity Funds I                Delaware S&P 500 Index Fund
Delaware Balanced Fund
Delaware Devon Fund                          Delaware Group Global &
                                             International Funds
Delaware Group Equity Funds II               Delaware Emerging Markets Fund
Delaware Decatur Equity Income Fund          Delaware International Small Cap
Delaware Diversified Value Fund              Value Fund
Delaware Growth and Income Fund              Delaware International Value
Delaware Social Awareness Fund               Equity Fund

                                             Delaware Group Government Fund
                                             Delaware American Government Bond
                                             Fund

Delaware Group Equity Funds III              Delaware Group Income Funds
Delaware American Services Fund              Delaware Corporate Bond Fund
Delaware Focused Growth Fund                 Delaware Delchester Fund
Delaware Focused Value Fund                  Delaware Extended Duration Bond
Delaware Technology and Innovation Fund      Fund
Delaware Trend Fund                          Delaware High-Yield Opportunities
                                             Fund
                                             Delaware Strategic Income Fund

Delaware Group Equity Funds IV               Delaware Group Limited-Term
Delaware Diversified Growth Fund             Government Funds
Delaware Growth Opportunities Fund           Delaware Limited-Term Government
                                             Fund

Delaware Group Equity Funds V                Delaware Group State Tax-Free
Delaware Retirement Income Fund              Income Trust
Delaware Small Cap Contrarian Fund           Delaware Tax-Free Pennsylvania Fund
Delaware Small Cap Value Fund
                                             Delaware Group Tax-Free Fund
                                             Delaware Tax-Free Insured Fund
                                             Delaware Tax-Free USA Fund
                                             Delaware Tax-Free USA Intermediate
                                             Fund

                                             Delaware Group Tax-Free Money Fund
                                             Delaware Tax-Free Money Fund

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Delaware Pooled Trust                        Delaware VIP Trust
The All-Cap Growth Equity Portfolio          Delaware VIP Balanced Series
The Core Fixed Income Portfolio(1)           Delaware VIP Capital Reserves
The Core Plus Fixed Income Portfolio         Series
The Emerging Markets Portfolio               Delaware VIP Cash Reserve Series
The Global Equity Portfolio                  Delaware VIP Emerging Markets
The Global Fixed Income Portfolio            Series
The High-Yield Bond Portfolio                Delaware VIP Global Bond Series
The Intermediate Fixed Income Portfolio      Delaware VIP Large Cap Value Series
The International Equity Portfolio           Delaware VIP Growth Opportunities
The International Fixed Income Portfolio     Series
The International Large-Cap Equity           Delaware VIP High Yield Series
Portfolio                                    Delaware VIP International Value
The International Small-Cap Portfolio        Equity Series
The Labor Select International Equity        Delaware VIP REIT Series
Portfolio                                    Delaware VIP Select Growth Series
The Large-Cap Growth Equity Portfolio        Delaware VIP Small Cap Value Series
The Large-Cap Value Equity Portfolio         Delaware VIP Social Awareness
The Mid-Cap Growth Equity Portfolio          Series
The Real Estate Investment Trust Portfolio   Delaware VIP Trend Series
The Real Estate Investment Trust             Delaware VIP U.S. Growth Series
Portfolio II
The Small-Cap Growth Equity Portfolio        Optimum Fund Trust
The Small-Cap Value Equity Portfolio         Optimum Fixed Income Fund
                                             Optimum International Fund
Delaware Investments Dividend and Income     Optimum Large Cap Growth Fund
Fund, Inc.                                   Optimum Large Cap Value Fund
                                             Optimum Small Cap Growth Fund
Delaware Investments Global Dividend and     Optimum Small Cap Value Fund
Income Fund, Inc.

(1) The Core Fixed Income Portfolio of Delaware Pooled Trust will be liquidated on or about the end of July 2003.

AGREED AND ACCEPTED:

CUSTOMER                                       JPMORGAN CHASE BANK

By:    Michael P. Bishof                       By:    Rosemary M. Stidmon
       -----------------------------------            --------------------------
Name:  Michael P. Bishof                       Name:  Rosemary M. Stidmon
Title: Senior Vice President/Treasurer         Title: Vice President

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